UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2010

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01           Regulation FD Disclosure.

As reported on its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 29, 1010, The Carphone Warehouse Group PLC (“CPW”) announced its proposal to demerge and separate CPW into two new holding companies to be listed on the London Stock Exchange: TalkTalk Group PLC, which will be the holding company for the fixed line voice and broadband telecommunications business, and New Carphone Warehouse PLC (“New Carphone Warehouse”), which includes CPW’s 50% ownership interest in Best Buy Europe Distributions Limited (“Best Buy Europe”). Best Buy Europe was formed on June 30, 2008, as a venture, which is 50% owned by Best Buy Co., Inc. (“Best Buy” or the “registrant”) and 50% owned by CPW.  Best Buy Europe will form part of the New Carphone Warehouse listed company.

A condition to closing the transaction is the approval of CPW’s shareholders at a general meeting scheduled to be held on February 24, 2010.  The prospectus describing the demerger proposal and associated transactions and notice of general meeting was distributed to CPW’s shareholders on January 29, 2010, and is attached hereto as Exhibit 99.1. The prospectus is being furnished for informational purposes only and does not constitute an offer to exchange, to purchase, or a solicitation of an offer to sell, shares of common stock of New Carphone Warehouse.

Figures and disclosures for Best Buy Europe contained within the prospectus are presented by CPW in accordance with International Financial Reporting Standards and do not reflect accounting principles generally accepted in the United States of America (“US GAAP”) or include purchase accounting applied by the registrant. As such, the figures presented by CPW for Best Buy Europe do not necessarily reflect the results that will be reported by the registrant in its consolidated statements of earnings. The registrant reports the results of Best Buy Europe in accordance with US GAAP on a two-month reporting lag.

Some of the matters discussed in this Current Report on Form 8-K (including Exhibit 99.1) constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of the registrant and its management.  The registrant’s business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to, the risk factors set forth in the registrant’s filings with the SEC.

ITEM 9.01           Exhibit.

(d) The following is furnished, as described below, as an exhibit to this report.

Number	Description
99.1	New Carphone Warehouse PLC Prospectus, as furnished

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: February 1, 2010	By:	/s/ SUSAN S. GRAFTON
Susan S. Grafton
Vice President, Controller and Chief Accounting Officer